UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])

Filed by the Registrant    [X ]
Filed by a Party other than the Registrant    [  ]


Check the Appropriate Box:

[  ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[  ] Definitive Proxy Statement

[X ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Sec. 240.14a-12


              -----------------------------------------------------
                             C&D TECHNOLOGIES, INC.
              -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)



              -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

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     and 0-11.

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

C&D TECHNOLOGIES, INC.                                 1400 Union Meeting Road
POWER SOLUTIONS                                        P.O. Box 3053
                                                       Blue Bell, PA  19422-0858
                                                       Telephone (215)619-2700
                                                       Fax (215)619-7840





                             C&D TECHNOLOGIES, INC.

                                  Supplement to
                       Proxy Statement Dated May 25, 2000


     On May 23, 2000, the Board of Directors of C&D Technologies, Inc. ("C&D") approved a two-for-one split of C&D's Common Stock, to be effected in the form of a stock dividend. The additional shares will be issued on June 16, 2000 to stockholders of record on June 2, 2000.

     Due to the fact that C&D's Proxy Statement dated May 25, 2000 had been printed prior to the Board's action, the share amounts set forth in the Proxy Statement do not reflect the stock split.


May 25, 2000